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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT



       Pursuant to Section 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported):  May 21, 1999

                                 REGIS CORPORATION
                                 -----------------
               (Exact name of registrant as specified in its charter)

                                     MINNESOTA
                                     ---------
                   (State or Other Jurisdiction of Incorporation)


               0-11230                                      41-0749934
               -------                                      ----------
     (Commission File Number)                (IRS Employer Identification No.)



                                7201 Metro Boulevard
                               Minneapolis, MN 55439
                               ---------------------
                (Address of principal executive offices and zip code)

                                   (612) 947-7000
                                   --------------
                (Registrant's telephone number, including area code)

                                   Not applicable
                                   --------------
           (Former name or former address, if changed since last report)




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Item 5.   Other Events

          The revenues and net income of Regis Corporation for the month of April 1999 were $80.4 million and $2.7 million, respectively. These results include the operations of the Heidi's, Inc. salons acquired on March 15, 1999. Such results are not necessarily indicative of the results to be expected for the quarter or year ending June 30, 1999.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto and duly authorized.





                                   REGIS CORPORATION


Date: May 21, 1999                 By /s/ Randy L. Pearce
                                   ------------------------------------
                                      Randy L. Pearce
                                      Senior Vice President and
                                      Chief Financial Officer


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